UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

First Virtual Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

3393 Octavius Drive, Santa Clara, California (Address of principal executive offices)	95054 (Zip Code)

Registrant’s telephone number, including area code: (408) 567-7200

Not Applicable.
(Former name or former address, if changed since last report.)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

99.1   Press release dated April 29, 2003 of First Virtual Communications, Inc.

Item 9.   Regulation FD Disclosure.

     The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with the Securities and Exchange Commission Release Nos. 33-8216 and 34-47583.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof, regardless of any general incorporation language in any such filing.

     On April 29, 2003, First Virtual Communications, Inc. issued a press release announcing its unaudited financial results for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST VIRTUAL COMMUNICATIONS, INC.

By:	/s/ Truman Cole

Truman Cole Chief Financial Officer

Date: April 29, 2003

INDEX TO EXHIBITS

99.1	Press release dated April 29, 2003 of First Virtual Communications, Inc.